SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2005

COMPUTER TASK GROUP, INCORPORATED
(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	1-9410 (Commission File Number)	16-0912632 (IRS Employer Identification No.)

800 Delaware Avenue, Buffalo, NY	14209
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (716) 882-8000

Not Applicable
(Former name or former address, if changed since last report)

Item 7.01. Regulation FD Disclosure

            On April 20, 2005, the Registrant issued the press release relating to 2005 first quarter conference call information that is furnished as Exhibit 99.

Item 9.01.  Financial Statements and Exhibits.

(c)            99 - Press Release, dated April 20, 2005 - CTG Announces 2005 First Quarter Conference Call Information.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMPUTER TASK GROUP, INCORPORATED
(Registrant)
Date: April 21, 2005	By:
Name: Peter P. Radetich
Title: Vice President & Secretary

EXHIBIT INDEX
Exhibit Number	Description
99	Press Release, dated April 20, 2005 - CTG Announces 2005 First Quarter Conference Call Information.